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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                          SEARCH CAPITAL GROUP, INC.
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                (Name of Registrant as Specified in its Charter)

                                NOT APPLICABLE
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                   [SEARCH CAPITAL GROUP, INC. LETTERHEAD]







September 30, 1996





Dear Stockholders:

In the recent notice and proxy statement that we sent regarding the special meeting of stockholders to be held on October 1, 1996, Search Capital Group, Inc. ("the Company") indicated that its Board of Directors had UNANIMOUSLY recommended that the stockholders vote in favor of the Company's three proposals. At the time that the proposals were first made by Search management to the Board of Directors, the Board (as it was comprised at that time) did unanimously support management's proposals. Subsequently, five new directors were added to the Company's Board of Directors. Two of the new directors do not suport the proposed clarifying amendments to the terms of the Company's 9%/7% Convertible Preferred Stock or the change to the employee stock option plan. However, the majority of the Board of Directors DOES STILL SUPPORT
THOSE PROPOSALS AND ALL OF THE DIRECTORS SUPPORT THE ONE-FOR-EIGHT REVERSE STOCK SPLIT.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF ALL THREE
PROPOSALS.

To allow you to consider how the fact that the Board is not unanimous in its support of the clarifying amendments to the 9%/7% Convertible Preferred Stock and the change to the employee stock option plan might affect your vote on these matters, we intend to cause an adjournment of the special meeting of the stockholders after it is convened on October 1, 1996 until October 24, 1996, in order to give you an opportunity to reconsider your vote, if you so desire. We regret that it is necessary to delay the meeting but we felt it was important that you be apprised of the situation and have an opportunity to cast your ballot accordingly.

In order to facilitate the voting process, we are enclosing a new proxy card that you may use to change or cast your vote. IF YOU HAVE ALREADY SENT YOUR PROXY CARD AND YOU DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO DO ANYTHING. PLEASE SEND IN THE CARD ONLY IF YOU HAVE NOT YET VOTED OR IF YOU WISH TO CHANGE YOUR VOTE.

Sincerely,


/s/ GEORGE C. EVANS

George C. Evans
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                           SEARCH CAPITAL GROUP, INC.
                       700 NORTH PEARL STREET, SUITE 400
                              DALLAS, TEXAS  75201




                         SUPPLEMENT TO PROXY STATEMENT
                      FOR SPECIAL MEETING OF STOCKHOLDERS
                      SCHEDULED TO BE HELD OCTOBER 1, 1996

         This Supplement to Proxy Statement is furnished to stockholders of Search Capital Group, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at a special meeting of stockholders scheduled to be held on October 1, 1996, and any adjournments thereof. This Supplement to Proxy Statement and the accompanying form of proxy are first being sent or given to the Company's stockholders on or about September 30, 1996.

                       ACTIONS TO BE TAKEN AT THE MEETING

         The Proxy Statement has been, and this Supplement is being, furnished to the stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company to be voted FOR each of the following proposals (the "Proposals"):

         1. The approval of an increase in the number of shares of the Company's Common Stock for which options may be granted pursuant to the Company's 1994 Employee Stock Option Plan (the "Plan Amendment");

         2. The approval of certain clarifying amendments to the terms of the Company's 9%/7% Convertible Preferred Stock (the "Clarifying Amendments"); and

         3. The approval of amendments to the Company's Restated Certificate of Incorporation to effect a one-for-eight "reverse" stock split of the Company's Common Stock and Preferred Stock (the "Reverse Split Amendments").

         In addition, any proxy solicited by or obtained by the Board of Directors will be voted, in the discretion of the proxyholders, as to the transaction of such other business as may properly come before the meeting.

                             REASONS FOR SUPPLEMENT

         The Proxy Statement contains certain statements to the effect that the Board of Directors unanimously recommends that the stockholders vote for adoption of the Plan Amendment and the Clarifying Amendments. The number of members of the Board has been expanded from six to 11, and five new directors have been appointed. Subsequent to the mailing of the Proxy Statement, the Company's management was advised by one of the new directors, Mr. Craig Hall, that he disapproved of the Plan Amendment and the Clarifying Amendments. At a subsequent Board meeting on September 26, 1996, the Board reconsidered the Plan Amendment and the Clarifying Amendments. At that meeting, Mr. Hall and another director, Larry E. Levey, who is an officer of Hall Financial Group, Inc., a company controlled by Mr. Hall, voted against adoption of the Clarifying Amendments, and the nine remaining directors voted for adoption of the Clarifying Amendments. As to the Plan Amendment, the directors confirmed that, at a meeting of the Board prior to its expansion from six to 11 members, the then existing six directors unanimously adopted the Plan Amendment. Messrs. Hall and Levey indicated that they would vote against the Plan Amendment if a new vote of the Board were taken.
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         As a result of the foregoing, the Company has determined that it would be appropriate to supplement the statements made in the Proxy Statement with respect to the recommendations of the Board of Directors. The Proxy Statement indicates that the Board's actions were unanimous and that the Board of Directors unanimously recommended the adoption of the Plan Amendment and the Clarifying Amendments.

         Adoption by the Company's stockholders of the Plan Amendment would increase the number of shares of the Company's Common Stock for which options may be granted pursuant to the Company's 1994 Employee Stock Option Plan from 1,750,000 shares to 5,000,000 shares, or 625,000 shares if the Reverse Split Amendments are adopted. The Board of Directors unanimously approved the Plan Amendment, when the Board consisted of only six directors. Nine of the current directors on the Company's Board of Directors recommend that the stockholders vote for adoption of the Plan Amendment. Two directors, Messrs. Hall and Levey, do not support this recommendation.

         Adoption by the Company's stockholders of the Clarifying Amendments would effect certain clarifying amendments to the terms of the Company's 9%/7% Convertible Preferred Stock (the "New Preferred Stock"). Nine of the directors on the Company's Board of Directors have voted for adoption of the Clarifying Amendments and recommend that the stockholders vote for adoption of the Clarifying Amendments. Two directors, Messrs. Hall and Levey, have voted against adoption of the Clarifying Amendments and do not support this recommendation. As discussed in the Proxy Statement, approval of the Clarifying Amendments by October 1, 1996 is a condition to the closing of the Company's purchase of the assets of U.S. Lending Corporation. An extension of that date is being sought. Clarification of the terms of the New Preferred Stock is also intended to enable the Company to issue shares of the New Preferred Stock in future acquisitions or stock offerings, as also discussed in the Proxy Statement. In addition, under the terms of the Company's acquisition agreement with Dealers Alliance Credit Corp ("DACC")., if the Clarifying Amendments are not effected by April 1, 1997, the Company must pay $200,000 to DACC.

         Any statements in the Proxy Statement regarding the beliefs and recommendations of the Board of Directors in relation to the Plan Amendment or the Clarifying Amendments should be construed to mean nine of the 11 existing members of the Board have such beliefs or recommendations and not the entire Board of Directors.

         The Board of Directors continues to recommend unanimously the adoption by the Company's stockholders of the Reverse Split Amendments, which would effect a one-for-eight "reverse" stock split of the Company's Common Stock and Preferred Stock through amendments to the Company's Restated Certificate of Incorporation.

         A MAJORITY OF THE BOARD OF DIRECTORS RECOMMENDS THE ADOPTION BY THE STOCKHOLDERS OF THE PLAN AMENDMENT AND THE CLARIFYING AMENDMENTS. THE BOARD UNANIMOUSLY RECOMMENDS ADOPTION OF THE REVERSE SPLIT AMENDMENTS.

                       PURPOSE OF ADJOURNMENT OF MEETING

         The Company's management intends to request at the special meeting, when it is convened on October 1, 1996, that the stockholders approve an adjournment until 9:00 a.m. on October 24, 1996. The adjourned meeting will take place at the same location. The Company believes that the proxyholders are holding proxies representing sufficient votes of stockholders to cause such adjournment to be approved at the meeting.

         The purpose of the adjournment is to enable the stockholders to review this Supplement and to reconsider their votes with respect to the Plan Amendment and the Clarifying Amendments, in light of the information disclosed in this Supplement.

         If a stockholder desires to change his, her or its vote with respect to either or both of the Plan Amendment and the Clarifying Amendments, the stockholder should complete, sign, date and return the enclosed proxy card in the enclosed return envelope to the Company's transfer agent, American Securities Transfer, Inc. in Denver, Colorado. If a stockholder has not yet voted on the Proposals, the stockholder may similarly complete, sign, date and return the enclosed proxy card. The latest dated proxy card will constitute a revocation of all prior dated proxy cards and will be voted for or against each of the Proposals as the stockholder appropriately specifies on the proxy card.





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         Proxies in the form enclosed will be voted at the reconvened meeting, if properly executed, returned to the transfer agent or the Company prior to the reconvened meeting and not revoked. A proxy may be revoked at any time before it is voted either in person at the meeting or an adjournment thereof or by giving written notice to the Secretary of the Company.

                                 MISCELLANEOUS

         The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. Reference should be made to the Proxy Statement, and the Company's Form 10-K Report for the transition period ended March 31, 1996 and the Form 10-Q Quarterly Report for the period ended June 30, 1996 accompanying the Proxy Statement, for additional information regarding the Company, the Proposals and other relevant matters. If a stockholder has a question regarding this Supplement, the adjournment of the meeting or the Proposals, the stockholder may contact the Investor Relations Department of the Company at (800) 725-6673, or the Company's proxy solicitation firm, MacKenzie Partners, Inc. at (800) 322-2885.





/s/ GEORGE C. EVANS
George C. Evans
Chairman of the Board


Dallas, Texas
September 30, 1996






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